Law Offices
                     SHEFSKY & FROELICH LTD.
                   444 NORTH MICHIGAN AVENUE
                    CHICAGO, ILLINOIS  60611

                         -------------

                    TELEPHONE (312) 527-4000
                    FACSIMILE (312) 527-5921

Jane O. Negronida                              IN REPLY REFER TO:
(312) 836-4117                                     23344-02-01


                        October 7, 1998

VIA EDGAR TRANSMISSION


Securities and Exchange Commission
Office of Filings, Information and
  Consumer Services
Judiciary Plaza Office Building
450 Fifth Street, N.W.
Washington, D.C.  20549

     Re:  Inland Real Estate Corporation (the "Company")
          File No. 333-45233


Ladies and Gentlemen:

     The following electronic transmission of Post-Effective Amendment No. 2 to the Company's Registration Statement on Form S-11 is being filed, on behalf of the Company pursuant to Rules 402 and 309 promulgated under the Securities Act of 1933, as amended.

     Upon completion of your review of the filing, please contact me with any questions or comments.


                                      Very truly yours,

                                      SHEFSKY & FROELICH LTD.

                                      /S/ Jane O. Negronida

                                      Jane O. Negonida



JON/tsr
Enclosures


cc:  Mr. Robert Plesnarski
364056